Exhibit 99.1

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2012

NEW ORLEANS, LA. May 21, 2012 — Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2012, of $33.6 million, or $0.66 per common share, on revenues of $289.4 million. For fiscal year ended March 31, 2012, net earnings were $87.4 million, or $1.70 per common share, on revenues of $1,067.0 million. For fiscal year ended March 31, 2011, net earnings were $105.6 million, or $2.05 per common share, on revenues of $1,055.4 million.

There were no items of significance to highlight in the March 31, 2012 quarter, but included in the prior year’s net earnings for the March 31, 2011 quarter were:

•	a $6.3 million ($6.3 million after-tax, or $0.12 per common share) charge to general and administrative expenses related to a previously disclosed settlement with the Federal Government of Nigeria.

•

a $3.9 million ($3.0 million after-tax, or $0.06 per common share) impairment charge included in “Gain on asset disposition, net” related to a write-down to estimated fair market value of eleven vessels and related parts inventory that were expected to be sold to a scrap dealer.

•

an effective income tax rate for the quarter of 52.6%, in part reflecting the impact of the two previously discussed charges which have virtually no related tax benefits. The quarterly effective tax rate also reflects an increase in the Company’s estimated annual effective tax rate exclusive of discrete items (including the two discussed above) from approximately 23% to the final fiscal 2011 effective tax rate excluding discrete items of approximately 26%. The impact of this increased tax rate on fourth quarter diluted earnings per share totaled $0.10, with $0.02 per common share pertaining to fourth quarter earnings and $0.08 per common share related to the cumulative effect on income tax expense related to the three prior quarters’ earnings.

As previously announced, Tidewater will hold a conference call to discuss March quarterly earnings and annual earnings on Monday, May 21, 2012, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 21, 2012, and will continue until 11:59 p.m. Central time on May 23, 2012. To hear the replay, call 1-855-859-2056 (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 76684860.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until June 21, 2012. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 342 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

	Quarter Ended		Year Ended
	March 31,		March 31,
	2012	2011	2012	2011
Revenues:
Vessel revenues	$288,255	252,714	1,060,468	1,051,213
Other marine revenues	1,140	1,274	6,539	4,175

	289,395	253,988	1,067,007	1,055,388

Costs and expenses:
Vessel operating costs	168,707	153,518	638,137	638,590
Costs of other marine revenues	1,915	1,257	7,115	4,660
Depreciation and amortization	35,585	34,723	138,356	140,576
Goodwill impairment	—	—	30,932	—
General and administrative	40,791	41,522	156,570	145,454
Gain on asset dispositions, net	(3,986)	(1,607)	(17,657)	(13,228)

	243,012	229,413	953,453	916,052

Operating income	46,383	24,575	113,554	139,336
Other income (expenses):
Foreign exchange gain (loss)	2,574	131	3,309	2,278
Equity in net earnings of unconsolidated companies	3,614	3,419	13,041	12,185
Interest income and other, net	1,137	1,584	3,440	5,065
Interest and other debt costs	(7,454)	(4,364)	(22,308)	(10,769)

	(129)	770	(2,518)	8,759

Earnings before income taxes	46,254	25,345	111,036	148,095
Income tax expense	12,612	13,326	23,625	42,479

Net earnings	$33,642	12,019	87,411	105,616

Basic earnings per common share	$.66	.23	1.71	2.06

Diluted earnings per common share	$.66	.23	1.70	2.05

Weighted average common shares outstanding	50,723,340	51,198,831	51,165,460	51,221,800
Incremental common shares from stock options	253,447	366,743	264,107	265,283

Adjusted weighted average common shares	50,976,787	51,565,574	51,429,567	51,487,083

Cash dividends declared per common share	$.25	.25	1.00	1.00

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2012 and 2011

(In thousands, except share and par value data)	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$320,710	245,720
Trade and other receivables, less allowance for doubtful accounts of $49,921 in 2012 and $50,677 in 2011	309,468	272,467
Marine operating supplies	53,850	50,748
Other current assets	10,072	10,212

Total current assets	694,100	579,147

Investments in, at equity, and advances to unconsolidated companies	46,077	39,044
Properties and equipment:
Vessels and related equipment	3,952,468	3,910,430
Other properties and equipment	93,107	85,589

	4,045,575	3,996,019
Less accumulated depreciation and amortization	1,139,810	1,294,239

Net properties and equipment	2,905,765	2,701,780

Goodwill	297,822	328,754
Other assets	117,854	99,391

Total assets	$4,061,618	3,748,116

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	74,115	45,177
Accrued expenses	134,953	120,869
Accrued property and liability losses	3,636	3,846
Other current liabilities	26,225	13,697

Total current liabilities	238,929	183,589

Long-term debt	950,000	700,000
Deferred income taxes	214,627	216,735
Accrued property and liability losses	3,150	5,327
Other liabilities and deferred credits	128,555	128,521

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,250,995 shares at March 31, 2012 and 51,876,038 shares at March 31, 2011	5,125	5,188
Additional paid-in capital	102,726	90,204
Retained earnings	2,437,836	2,436,736
Accumulated other comprehensive loss	(19,330)	(18,184)

Total stockholders’ equity	2,526,357	2,513,944

Total liabilities and stockholders’ equity	$4,061,618	3,748,116

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2012, 2011 and 2010

(In thousands)	2012	2011	2010
Operating activities:
Net earnings	$87,411	105,616	259,476
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	138,356	140,576	130,184
Provision (benefit) for deferred income taxes	(23,754)	(6,849)	569
Reversal of liabilities for uncertain tax positions	(6,021)	—	(36,110)
Gain on asset dispositions, net	(17,657)	(13,228)	(28,178)
Goodwill impairment	30,932	—	—
Provision for Venezuelan operations, net	—	—	43,720
Equity in earnings of unconsolidated companies, net of dividends	(7,033)	1,570	(3,336)
Compensation expense – stock based	14,340	15,482	8,740
Excess tax liability (benefit) on stock options exercised	1,190	(1,190)	(72)
Changes in assets and liabilities, net:
Trade and other receivables	(38,015)	15,272	(20,458)
Marine operating supplies	(3,102)	(4,511)	4,490
Other current assets	140	(3,509)	(338)
Accounts payable	21,844	3,504	(12,657)
Accrued expenses	4,063	(7,080)	6,119
Accrued property and liability losses	(210)	(963)	(712)
Other current liabilities	8,700	12,675	(21,889)
Other liabilities and deferred credits	7,947	6,219	(3,115)
Other, net	3,290	622	1,828

Net cash provided by operating activities	222,421	264,206	328,261

Cash flows from investing activities:
Proceeds from sales of assets	42,029	37,196	51,735
Proceeds from sales/leaseback of assets	—	—	101,755
Proceeds from insurance settlements on Venezuela seized vessels	—	8,150	—
Additions to properties and equipment	(357,110)	(615,289)	(451,973)
Other	—	—	1

Net cash used in investing activities	(315,081)	(569,943)	(298,482)

Cash flows from financing activities:
Principal payments on debt	(40,000)	(190,000)	—
Debt borrowings	290,000	590,000	—
Debt issuance costs	(295)	(10,032)	(7,712)
Proceeds from exercise of stock options	5,411	8,695	1,872
Cash dividends	(51,261)	(51,478)	(51,734)
Excess tax (liability) benefit on stock options exercised	(1,190)	1,190	72
Stock repurchases	(35,015)	(19,988)	—

Net cash provided by (used in) financing activities	167,650	328,387	(57,502)

Net change in cash and cash equivalents	74,990	22,650	(27,723)
Cash and cash equivalents at beginning of year	245,720	223,070	250,793

Cash and cash equivalents at end of year	$320,710	245,720	223,070

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$36,839	15,957	14,951
Income taxes	$49,332	48,365	57,571
Supplemental disclosure of noncash investing activities:
Additions to properties and equipment	$10,850	—	—

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2012 and 2011 and for the quarter ended December 31, 2011, were as follows:

	Quarter Ended				Year Ended				Quarter Ended
	March 31,				March 31,				December 31,
(In thousands)	2012	%	2011	%	2012	%	2011	%	2011	%
Vessel revenues:
Americas	$79,219	27%	82,083	32%	324,529	31%	362,825	35%	82,741	31%
Asia/Pacific	48,207	17%	42,533	17%	153,752	14%	176,877	17%	40,919	15%
Middle East/North Africa	30,783	11%	25,120	10%	109,489	10%	92,151	9%	27,839	10%
Sub-Saharan Africa/Europe	130,046	45%	102,978	41%	472,698	45%	419,360	40%	118,987	44%

Total vessel revenues	288,255	100%	252,714	100%	1,060,468	100%	1,051,213	100%	270,486	100%

Vessel operating costs:
Crew costs	$87,286	30%	83,081	33%	327,762	31%	338,126	32%	80,988	30%
Repair and maintenance	27,368	9%	25,505	10%	103,257	10%	110,496	11%	26,680	10%
Insurance and loss reserves	2,910	1%	4,607	2%	17,507	2%	19,601	2%	3,926	1%
Fuel, lube and supplies	22,017	8%	14,027	6%	76,904	7%	61,784	6%	17,126	6%
Vessel operating leases	4,492	2%	4,492	2%	17,967	2%	17,964	2%	4,492	2%
Other	24,634	9%	21,806	9%	94,740	9%	90,619	9%	22,626	8%

Total vessel operating costs	168,707	59%	153,518	61%	638,137	60%	638,590	61%	155,838	58%

Vessel operating margin (A)	$119,548	41%	99,196	39%	422,331	40%	412,623	39%	114,648	42%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the years ended March 31, 2012 and 2011 and for the quarter ended December 31, 2011:

	Quarter Ended		Year Ended		Quarter Ended
	March 31,		March 31,		December 31,
(In thousands)	2012	2011	2012	2011	2011
Vessel operating margin	$119,548	99,196	422,331	412,623	114,648
Other marine revenues	1,140	1,274	6,539	4,175	1,625
Costs of other marine revenues	(1,915)	(1,257)	(7,115)	(4,660)	(1,938)
Depreciation and amortization	(35,585)	(34,723)	(138,356)	(140,576)	(35,215)
Goodwill impairment	—	—	(30,932)	—	—
General and administrative	(40,791)	(41,522)	(156,570)	(145,454)	(40,425)
Gain on asset dispositions, net	3,986	1,607	17,657	13,228	2,496

Operating income	$46,383	24,575	113,554	139,336	41,191

The company’s operating profit and other components of earnings before income taxes and its related percentage of total revenues for the quarters and the years ended March 31, 2012 and 2011 and for the quarter ended December 31, 2011, were as follows:

	Quarter Ended				Year Ended				Quarter Ended
	March 31,				March 31,				December 31,
(In thousands)	2012	%	2011	%	2012	%	2011	%	2011	%
Marine operating profit:
Vessel activity:
Americas	$16,157	6%	10,461	4%	56,003	5%	49,341	5%	18,462	7%
Asia/Pacific	9,002	3%	5,966	2%	16,125	2%	22,308	2%	6,629	2%
Middle East/North Africa	1,411	<1%	4,643	2%	805	<1%	18,990	2%	362	<1%
Sub-Saharan Africa/Europe	27,869	10%	17,550	7%	97,142	9%	82,993	8%	25,418	9%

	54,439	19%	38,620	15%	170,075	16%	173,632	17%	50,871	19%
Corporate expenses	(10,525)	(4%)	(15,546)	(6%)	(40,379)	(4%)	(46,361)	(4%)	(10,972)	(4%)
Goodwill impairment	—	—	—	—	(30,932)	(3%)	—	—	—	—
Gain on asset dispositions, net	3,986	1%	1,607	1%	17,657	2%	13,228	1%	2,496	1%
Other marine services	(1,517)	(1%)	(106)	(<1%)	(2,867)	<1%	(1,163)	(<1%)	(1,204)	(<1%)

Operating income	46,383	16%	24,575	10%	113,554	11%	139,336	13%	41,191	15%

Foreign exchange gain (loss)	2,574	1%	131	<1%	3,309	<1%	2,278	<1%	(1,738)	(1%)
Equity in net earnings of unconsolidated companies	3,614	1%	3,419	1%	13,041	1%	12,185	1%	3,482	1%
Interest income and other, net	1,137	<1%	1,584	1%	3,440	<1%	5,065	<1%	347	<1%
Interest and other debt costs	(7,454)	(3%)	(4,364)	(2%)	(22,308)	(2%)	(10,769)	(1%)	(6,027)	(2%)

Earnings before income taxes	$46,254	16%	24,345	10%	111,036	10%	148,095	14%	37,255	14%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2012 and 2011 and the quarter ended December 31, 2011, were as follows:

	Quarter Ended		Year Ended		Quarter Ended
	March 31,		March 31,		December 31,
	2012	2011	2012	2011	2011
REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$35,045	33,261	146,950	181,244	38,861
Towing-supply/supply	35,596	40,113	143,796	149,151	35,866
Crew/utility	6,576	8,138	29,535	30,104	6,905
Offshore tugs	2,002	571	4,248	2,326	1,109
Total	$79,219	82,083	324,529	362,825	82,741
Asia/Pacific fleet:
Deepwater vessels	$26,857	21,089	75,495	82,919	20,445
Towing-supply/supply	20,197	20,329	73,845	89,517	19,334
Crew/utility	243	241	876	975	246
Offshore tugs	910	874	3,536	3,466	894
Total	$48,207	42,533	153,752	176,877	40,919
Middle East/North Africa fleet:
Deepwater vessels	$11,331	9,051	46,511	28,460	12,647
Towing-supply/supply	18,034	14,408	56,902	56,869	13,778
Offshore tugs	1,418	1,661	6,076	6,822	1,414
Total	$30,783	25,120	109,489	92,151	27,839
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$64,392	32,508	199,697	123,707	51,194
Towing-supply/supply	48,663	52,677	201,463	221,595	50,159
Crew/utility	11,674	12,600	51,010	50,549	12,589
Offshore tugs	5,317	5,193	20,528	23,509	5,045
Total	$130,046	102,978	472,698	419,360	118,987
Worldwide fleet:
Deepwater vessels	$137,625	95,909	468,653	416,330	123,147
Towing-supply/supply	122,490	127,527	476,006	517,132	119,137
Crew/utility	18,493	20,979	81,421	81,628	19,740
Offshore tugs	9,647	8,299	34,388	36,123	8,462
Total	$288,255	252,714	1,060,468	1,051,213	270,486

	Quarter Ended		Year Ended		Quarter Ended
	March 31,		March 31,		December 31,
	2012	2011	2012	2011	2011
UTILIZATION:
Americas fleet:
Deepwater vessels	75.9%	70.1	74.9	77.3	79.7
Towing-supply/supply	53.1	48.3	49.0	42.6	54.2
Crew/utility	82.3	70.6	80.0	56.8	72.6
Offshore tugs	38.7	20.0	25.8	17.5	23.6
Total	61.4%	55.2	58.2	50.8	61.0
Asia/Pacific fleet:
Deepwater vessels	95.3%	78.9	76.8	78.3	83.5
Towing-supply/supply	43.1	43.5	41.3	46.6	43.8
Crew/utility	100.0	100.0	89.6	100.0	100.0
Offshore tugs	100.0	100.0	100.0	100.0	100.0
Total	55.9%	53.6	50.9	55.5	54.4
Middle East/North Africa fleet:
Deepwater vessels	100.0%	87.5	91.2	86.3	98.8
Towing-supply/supply	73.3	66.6	59.9	69.0	59.2
Offshore tugs	50.0	58.8	53.3	59.5	50.0
Total	74.4%	68.8	64.5	69.9	65.2
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	84.0%	76.0	84.4	81.7	83.8
Towing-supply/supply	55.6	60.0	56.9	62.1	58.1
Crew/utility	76.2	91.6	83.7	87.0	82.0
Offshore tugs	72.6	60.3	65.9	68.6	69.0
Total	68.4%	69.8	69.4	71.4	70.0
Worldwide fleet:
Deepwater vessels	84.9%	75.8	81.1	79.8	84.2
Towing-supply/supply	55.2	54.5	52.1	54.0	54.4
Crew/utility	78.3	84.3	82.7	75.9	79.5
Offshore tugs	60.2	53.7	55.5	56.8	54.8
Total	65.4%	62.8	62.9	62.1	64.6

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$25,911	25,041	25,573	27,103	25,247
Towing-supply/supply	13,704	14,411	14,076	13,695	13,812
Crew/utility	6,234	6,411	6,212	6,296	6,186
Offshore tugs	9,613	6,341	8,199	6,353	8,525
Total	$15,197	15,003	15,283	15,965	15,373
Asia/Pacific fleet:
Deepwater vessels	$30,982	23,681	25,073	23,336	25,357
Towing-supply/supply	13,751	12,688	12,790	12,498	12,836
Crew/utility	2,670	2,670	2,670	2,670	2,670
Offshore tugs	10,000	9,709	9,662	9,495	9,709
Total	$19,148	15,913	16,221	15,454	16,389
Middle East/North Africa fleet:
Deepwater vessels	$17,788	16,907	17,703	16,962	17,484
Towing-supply/supply	8,992	7,693	8,477	7,558	8,604
Offshore tugs	5,194	5,235	5,192	5,232	5,127
Total	$10,558	9,216	10,417	8,772	10,705
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$23,254	19,325	21,584	19,239	21,719
Towing-supply/supply	13,479	11,848	12,978	11,873	13,004
Crew/utility	4,548	4,247	4,500	4,275	4,509
Offshore tugs	6,705	6,836	6,794	6,706	6,620
Total	$13,353	10,450	12,080	10,374	12,181
Worldwide fleet:
Deepwater vessels	$24,465	21,619	22,709	22,691	22,696
Towing-supply/supply	12,651	11,913	12,452	11,689	12,460
Crew/utility	4,981	4,850	4,960	4,810	4,935
Offshore tugs	7,066	6,601	6,775	6,520	6,715
Total	$14,140	12,194	13,197	12,352	13,359

The utilization, average day rates and the number of active vessels (excludes stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the years ended March 31, 2012 and 2011 and for the quarter ended December 31, 2011, were as follows:

	Quarter Ended		Year Ended		Quarter Ended
	March 31,		March 31,		December 31,
	2012	2011	2012	2011	2011
UTILIZATION:
Americas fleet:
New vessels	87.3%	87.4	87.5	84.3	90.1
Traditional vessels	41.3	36.1	37.4	31.5	37.7
Total	61.4%	55.2	58.2	50.8	61.0
Asia/Pacific fleet:
New vessels	81.0%	79.3	78.7	78.7	83.1
Traditional vessels	10.4	22.0	11.6	31.8	10.2
Total	55.9%	53.6	50.9	55.5	54.4
Middle East/North Africa fleet:
New vessels	83.9%	79.7	70.3	83.1	68.2
Traditional vessels	55.9	61.3	56.1	62.7	59.6
Total	74.4%	68.8	64.5	69.9	65.2
Sub-Saharan Africa/Europe fleet:
New vessels	82.2%	87.8	85.4	88.9	84.8
Traditional vessels	32.1	35.8	34.0	41.2	36.1
Total	68.4%	69.8	69.4	71.4	70.0
Worldwide fleet:
New vessels	83.2%	85.6	82.9	85.8	83.4
Traditional vessels	35.7	37.7	34.8	38.8	35.5
Total	65.4%	62.8	62.9	62.1	64.6

AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$19,096	18,400	19,069	19,727	18,863
Traditional vessels	8,851	10,115	8,956	10,139	8,655
Total	$15,197	15,003	15,283	15,965	15,373
Asia/Pacific fleet:
New vessels	$20,247	18,332	17,494	19,176	17,395
Traditional vessels	3,642	5,195	3,968	6,023	3,749
Total	$19,148	15,913	16,221	15,454	16,389
Middle East/North Africa fleet:
New vessels	$11,657	12,325	12,398	11,812	12,337
Traditional vessels	7,377	6,414	6,815	6,580	7,174
Total	$10,558	9,216	10,417	8,772	10,705
Sub-Saharan Africa/Europe fleet:
New vessels	$14,098	11,077	12,774	11,186	12,921
Traditional vessels	8,353	7,537	8,208	7,339	8,226
Total	$13,353	10,450	12,080	10,374	12,181
Worldwide fleet:
New vessels	$15,658	13,851	14,741	14,381	14,835
Traditional vessels	8,226	8,047	8,045	7,939	8,021
Total	$14,140	12,194	13,197	12,352	13,359

	Quarter Ended		Year Ended		Quarter Ended
	March 31,		March 31,		December 31,
	2012	2011	2012	2011	2011
AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	41	39	41	42	42
Traditional vessels	24	31	25	36	24
Total	65	70	66	78	66
Asia/Pacific fleet:
New vessels	32	30	30	28	30
Traditional vessels	1	6	3	12	2
Total	33	36	33	40	32
Middle East/North Africa fleet:
New vessels	27	18	25	14	27
Traditional vessels	9	20	12	22	9
Total	36	38	37	36	36
Sub-Saharan Africa/Europe fleet:
New vessels	113	103	106	98	106
Traditional vessels	18	27	21	31	20
Total	131	130	127	129	126
Worldwide fleet:
New vessels	213	190	202	182	205
Traditional vessels	52	84	61	101	55
Total	265	274	263	283	260

The company’s actual vessel count by class and geographic distribution at March 31, 2012 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2012 and 2011 and for the quarter ended December 31, 2011, were as follows:

	Actual Vessel
	Count at	Quarter Ended		Year Ended		Quarter Ended
	March 31,	March 31,		March 31,		December 31,
	2012	2012	2011	2012	2011	2011
Americas fleet:
Deepwater vessels	18	20	21	21	24	21
Towing-supply/supply	50	53	64	57	70	52
Crew/utility	14	14	20	16	23	17
Offshore tugs	2	6	5	5	6	6

Total	84	93	110	99	123	96
Less stacked vessels	21	28	40	33	45	30

Active vessels	63	65	70	66	78	66

Asia/Pacific fleet:
Deepwater vessels	10	10	13	11	12	11
Towing-supply/supply	37	37	41	38	42	37
Crew/utility	1	1	1	1	1	1
Offshore tugs	1	1	1	1	1	1

Total	49	49	55	51	56	50
Less stacked vessels	16	16	19	18	16	18

Active vessels	33	33	36	33	40	32

Middle East/North Africa fleet:
Deepwater vessels	7	7	7	8	5	8
Towing-supply/supply	29	30	31	31	30	29
Offshore tugs	6	6	6	6	6	6

Total	42	43	44	45	41	43
Less stacked vessels	7	7	6	8	5	7

Active vessels	35	36	38	37	36	36

Sub-Saharan Africa/Europe fleet:
Deepwater vessels	37	36	25	30	22	31
Towing-supply/supply	69	72	82	74	82	72
Crew/utility	37	37	36	37	37	37
Offshore tugs	12	12	14	13	14	12

Total	155	157	157	154	155	152
Less stacked vessel	23	26	27	27	26	26

Active vessels	132	131	130	127	129	126

Active owned or chartered vessels	263	265	274	263	283	260
Stacked vessels (B)	67	77	92	86	92	81

Total owned or chartered vessels	330	342	366	349	375	341
Vessels withdrawn from service	2	2	5	3	5	2
Joint-venture and other	10	10	10	10	10	10

Total	342	354	381	362	390	353

Note (B): The company had 67, 90 and 79 actual stacked vessels at March 31, 2012 and 2011 and at December 31, 2011, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of March 31, 2012, were as follows:

	Non-U.S. Built				U.S. Built
	Number		Invested	Remaining	Number		Invested	Remaining
	of	Total	Through	Balance	of	Total	Through	Balance
Vessel class and type	Vessels	Cost	3/31/12	3/31/12	Vessels	Cost	3/31/12	3/31/12
In thousands, except number of vessels:
Deepwater vessels:
Platform supply vessels	13	$350,254	146,366	203,888	3	146,811	43,538	103,273
Towing-supply/supply vessels:
Anchor handling towing supply	2	47,584	37,839	9,745	—	—	—	—
Platform supply vessels	2	49,710	18,725	30,985	—	—	—	—
Crewboats	5	22,369	10,969	11,400	—	—	—	—

Totals	22	$469,917	213,899	256,018	3	146,811	43,538	103,273

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	06/12	09/12	12/12	03/13	06/13	Thereafter
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	3	4	2	—	1	6
Towing-supply/supply vessels:
Anchor handling towing supply	2	—	—	—	—	—
Platform supply vessels	—	—	—	—	—	2
Crewboats	—	—	—	2	2	1

Totals	5	4	2	2	3	9

(In thousands)
Expected quarterly cash outlay	$78,900	70,076	54,912	16,344	20,203	118,856	(A)

(C)	The $118,856 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $74,997 in the remaining quarters of fiscal 2014 and $43,859 during fiscal 2015.